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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 14, 2007

              (Date of Earliest Event Reported: November 14, 2007)

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                                  RADNET, INC.
             (Exact name of registrant as specified in its Charter)

          New York                      0-19019                   13-3326724
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

                               1510 Cotner Avenue
                          Los Angeles, California 90025
               (Address of Principal Executive Offices) (Zip Code)

                                 (310) 478-7808
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c) )

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SECTION 7.01  REGULATION FD DISCLOSURE.

     On November 14, 2007, Registrant issued a press release announcing the acquisition of imaging centers in Delaware. The press release is attached as
Exhibit 99.1 to this report and is incorporated herein by this reference.

SECTION 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

     EXHIBIT NUMBER         DESCRIPTION
     --------------         -----------

          99.1            Press release dated November 14, 2007.


THE INFORMATION IN THIS CURRENT REPORT ON FORM 8-K, INCLUDING THE EXHIBITS THERETO, WILL NOT BE TREATED AS FILED FOR THE PURPOSES OF SECTION 18 OF THE SECURITIES EXCHANGE ACT OF 1934 OR OTHERWISE SUBJECT TO THE LIABILITIES OF THAT SECTION. THIS INFORMATION WILL NOT BE INCORPORATED BY REFERENCE INTO A FILING UNDER THE SECURITIES ACT OF 1933, OR INTO ANOTHER FILING UNDER THE SECURITIES EXCHANGE ACT OF 1934, UNLESS THAT FILING EXPRESSLY REFERS TO SPECIFIC INFORMATION IN THIS REPORT.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 14, 2007                    RADNET, INC.


                                            By:  /S/ HOWARD G. BERGER, M.D.
                                                 --------------------------
                                                 Howard G. Berger, M.D.
                                                 President


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                                  EXHIBIT INDEX


     EXHIBIT NUMBER            DESCRIPTION
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          99.1          Press release dated November 14, 2007.




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